Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 08/15/97
Collection Period ending 07/31/97


A.          Original Deal Parameter Inputs
--------------------------------------------------------------------------------
(A)         Closing Date of the Transaction                             03/31/97
(B)         Initial Pool Balance                                  $99,998,957.15
(C)         Initial Class A-1 Note Balance                        $55,575,000.00
(D)         Initial Class A-2 Note Balance                        $29,925,000.00
(E)         Initial Certificate Balance                           $14,500,000.00
(F)         Class A-1 Spread to LIBOR                                      0.14%
(G)         Class A-1 Interest Rate Cap                                   11.00%
(H)         Class A-2 Rate                                                 6.75%
(I)         Pass-Through Rate                                              6.75%
(J)         Servicing Fee Rate                                             2.50%
(K)         Security Insurer's Premium                                     0.35%
(L)         Original Weighted Average Coupon (WAC)                        19.08%
(M)         Original Weighted Average Remaining Term (WAM)                    41
(N)         Number of Contracts                                           10,456
(O)         Spread Account
               (i) Spread Account Initial Deposit Percentage               3.00%
              (ii) Spread Account Initial Deposit in Cash          $3,000,000.00

B.          Inputs from Previous Monthly Servicer Reports

--------------------------------------------------------------------------------
(A)         Trust Receivables
               (i) Pool Balance                                   $84,209,670.59
              (ii) Pool Factor                                         0.8421055
(B)         Class A-1 Notes
               (i) Pool Balance                                   $41,363,703.54
              (ii) Pool Factor                                         0.7442862
(C)         Class A-2 Notes
               (i) Pool Balance                                   $29,925,000.00
              (ii) Pool Factor                                         1.0000000
(D)         Certificates
               (i) Pool Balance                                   $14,500,000.00
              (ii) Pool Factor                                         1.0000000

(E)         Carryover Shortfall
               (i) Class A-1 Interest Carryover Shortfall                  $0.00
              (ii) Class A-1 Principal Carryover Shortfall                 $0.00
             (iii) Class A-2 Interest Carryover Shortfall                  $0.00
              (iv) Class A-2 Principal Carryover Shortfall                 $0.00
               (v) Certificate Interest Carryover Shortfall          $293,054.58
              (vi) Certificate Principal Carryover Shortfall       $1,579,032.95
(F)         Spread Account Balance                                 $5,662,691.13
(G)         Unpaid Balance of Prior Draws Owed to Surety Provider          $0.00
(H)         Delinquency Ratio Test
               (i) Second Preceding Monthly Period*                        9.08%
              (ii) Preceding Monthly Period*                               9.43%
(I)         Default Rate Test
               (i) Second Preceding Monthly Period                        17.11%
              (ii) Preceding Monthly Period                               13.53%
(J)         Net Loss Rate Test
               (i) Second Preceding Monthly Period                        10.24%
              (ii) Preceding Monthly Period                               16.94%
(K)         Weighted Average Coupon of Remaining Portfolio (WAC)          19.06%
(L)         Weighted Average Remaining Term of Remaining Portfolio (WAM)      38
(M)         Number of Contracts                                            9,775
            *Adjustment of Prior Month per Master Servicer

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 08/15/97
Collection Period ending 07/31/97


C.          Inputs from the System
--------------------------------------------------------------------------------
(A)         Trust Receivables
               (i) Principal Payments Received                     $2,955,047.43
              (ii) Interest Payments Received                      $1,268,510.97
               (v) Cram Down Losses                                        $0.00
              (vi) Late Fees                                          $17,593.53
             (vii) Mandatory Redemption                                    $0.00
            (viii) Other Fees                                          $9,393.27
              (ix) Other  Funds Collected                              39,461.16
(B)         Liquidated Receivables
               (i) Principal Balance of Liquidated Receivables        777,981.05
              (ii) Interest Due and Unpaid on the Liquidated
                   Receivables                                              0.00
             (iii) Number of Liquidated Receivables                          170
(D)         Liquidation Proceeds
               (i) Allocated to Interest                               $2,781.23
              (ii) Allocated to Principal                            $266,120.92
             (iii) Allocated to Fees                                     $669.20
(G)         Recoveries                                               $829,988.28
(H)         Purchased Receivables
               (i) Principal Portion of the Purchase Amount          $270,913.52
              (ii) Interest Portion of the Purchase Amount                 $0.00
             (iii) Number of Purchased Receivables                            97
(I)         Adjustment to Prior Month Certificate                          $0.00
(J)         One Month LIBOR Rate                                       5.679690%
(K)         Floating Rate Interest Accrual Period                             31
(L)         Fixed Rate Interest Accrual Period                                31
(M)         Weighted Average Coupon of Remaining Portfolio (WAC)          19.06%
(N)         Weighted Average Remaining Maturity of Remaining
            Portfolio (WAM)                                                   37
(O)         Remaining Number of Contracts                                  9,469
(P)         Defaulted Receivables
               (i) Principal Amount of Defaulted Receivables       $2,035,579.49
              (ii) Number of Defaulted Receivables                           195
(Q)         31 Days or More Delinquent Purchased Receivables          $66,662.78

(R)         Delinquent Receivables                    Contracts      Amount
                                               ---------------------------------
               (i)       30-59 Days Delinquent           735       $6,657,392.40
              (ii)       60-89 Days Delinquent           149       $1,540,510.35
             (iii)       90 Days or More
                         Delinquent                        0               $0.00
(S)         Owner Trustee and Indenture Trustee
            Fee not Paid by Servicer *                                   $625.00
(T)         Occurrence of an Event of Default                                 NO
(U)         Occurrence of an Insurance Event of Default                       NO

            * Bankers Trust fee of $5,000 annually & Wilmington Trust
              fee of $2,500 annually

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 08/15/97
Collection Period ending 07/31/97


I.          Total Distribution Amount
--------------------------------------------------------------------------------

(A)         Regular Principal Distribution Amount                  $4,270,062.92
(B)         Realized Losses                                          $777,981.05
(C)         Interest Distribution Amount                           $2,101,280.48
(D)         Fees Collected                                            $67,117.16
(E)         Investment Earnings on Collection Account                 $17,565.52
(F)         Total Distribution Amount                              $5,678,045.03

II.         Draw on Credit Enhancements
--------------------------------------------------------------------------------
(A)         Withdrawals from Spread Account                                $0.00
(B)         Draw on the Insurance Policy                                   $0.00
(C)         Total Draw on Credit Enhancement                               $0.00

III.        Monthly Distributions & Direction to Trustee
--------------------------------------------------------------------------------
(A)         Servicing Fees                                           $220,658.33
                   Base Servicing Fee                $175,436.81
                   Supplemental Servicing Fee         $45,221.52
(B)         Fees Paid to Indenture and Owner Trustee *                   $625.00
(C)         Class A-1 Interest Distributable Amount                  $207,290.05
(D)         Class A-2 Interest Distributable Amount                  $173,939.06
(E)         Class A-1 Monthly Principal Distributable Amount:      $3,843,056.63
(F)         Class A-2 Monthly Principal Distributable Amount:              $0.00
(G)         Certificateholders' Interest Distributable Amount              $0.00
(H)         Certificateholders' Principal Distributable Amount             $0.00
(I)         Monthly Security Insurer's Premium                        $20,792.54
(J)         Unreimbursed prior draws on the Insurance Policy               $0.00
(K)         Deposits into the Spread Account                       $1,211,683.42
(M)         Withdrawls from the Spread Account                             $0.00
(N)         All remaining amount to the Collateral Agent                   $0.00

IV.         Carryover Shortfall Accounts
--------------------------------------------------------------------------------
                                                        BOP           EOP

(A)         Class A-1 Interest Carryover Shortfall         $0.00           $0.00
(B)         Class A-1 Principal Carryover Shortfall        $0.00           $0.00
(C)         Class A-2 Interest Carryover Shortfall         $0.00           $0.00
(D)         Class A-2 Principal Carryover
            Shortfall                                      $0.00           $0.00
(E)         Certificate Interest Carryover
            Shortfall                                $293,054.58     $379,039.21
(F)         Certificate Principal Carryover
            Shortfall                              $1,579,032.95   $2,006,039.24

V.          Pool Balance and Portfolio Information
--------------------------------------------------------------------------------
                                                        BOP           EOP

(A)         Pool Balance                          $84,209,670.59  $79,939,607.67
(B)         Pool Factor                                0.8421055       0.7994044
(E)         Balance of the Class A-1 Notes        $41,363,703.54  $37,520,646.91
(F)         Note Pool Factor of Class A-1 Notes        0.7442862       0.6751353
(G)         Balance of the Class A-2 Notes        $29,925,000.00  $29,925,000.00
(H)         Note Pool Factor of Class A-2 Notes        1.0000000       1.0000000
(I)         Certificate Balance                   $14,500,000.00  $14,500,000.00
(J)         Certificate Pool Factor                    1.0000000       1.0000000


            * Bankers Trust fee of $5,000 annually & Wilmington Trust fee of $2,500 annually

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 08/15/97
Collection Period ending 07/31/97


VI.         Spread Account Information
--------------------------------------------------------------------------------
(A)         Beginning Balance                                      $5,662,691.13
(B)         Required Spread Account Balance (Requisite Amount)     $6,994,715.67
(C)         Deposit into Spread Account                            $1,211,683.42
(D)         Investment Earnings on Spread Account                     $28,036.34
(E)         Spread Account Released to Collection Account                  $0.00
(F)         Spread Account Released to Depositor                           $0.00
(G)         Ending Balance                                         $6,902,410.89

VII.        Unreimbursed Draws on the Insurance Policy
--------------------------------------------------------------------------------
(A)         Beginning Balance                                              $0.00
(B)         Reimbursement of Prior Draws                                   $0.00
(C)         Current Unpaid Insurance Premium                               $0.00
(D)         Additional Draws on the Insurance Policy                       $0.00
(E)         Ending Balance                                                 $0.00

VIII.       Portfolio Performance Tests
--------------------------------------------------------------------------------
(A)         Delinquency Ratio
               (i) Second Preceding Monthly Period                         9.08%
              (ii) Preceding Monthly Period                                9.43%
             (iii) Current Monthly Period                                 10.26%
              (iv)        3 Month Rolling Average                          9.59%
               (v) Delinquency Trigger Indicator                NO
(B)         Default Rate

               (i) Second Preceding Monthly Period                        17.11%
              (ii) Preceding Monthly Period                               13.53%
             (iii) Current Monthly Period                                 30.74%
              (iv)        3 Month Rolling Average                         20.46%
               (v) Default Trigger Indicator                    NO
(C)         Net Loss Rate

               (i) Second Preceding Monthly Period                        10.24%
              (ii) Preceding Monthly Period                               16.94%
             (iii) Current Monthly Period                                 -1.34%

              (iv)        3 Month Rolling Average                          8.61%
               (v) Net Loss Trigger Indicator                   NO
(D)         Trigger Event as of prior Determination Date
            cured as of this Determination Date                              N/A

IX.         Other Information
--------------------------------------------------------------------------------
(A)         Servicing Fee due but unpaid                                   $0.00
(B)         Aggregate Realized Losses for the
            second Preceding Period                                        $0.00
(C)         Deficiency Claim determined                         NO
(D)         Listing of Warranty Receivables and
            Administrative Receivables                                      N/A
(E)         Listing of Receivables which became
            Liquidated Receivables                          under separate cover
(F)         Listing of Receivables which Paid in Full       under separate cover


Date:                           08/15/97

LSI FINANCIAL GROUP, as Subservicer


/s/ Rose Cundell                        Senior Vice President
-------------------------------------------------------------
Officer                                                Title

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 08/15/97
Collection Period ending 07/31/97


Distribution Date                                                       08/15/97

(1)         The amount of the distribution allocable to
            interest on the Class A-1 Notes (Per $1,000
            of initial principal amount of Class A-1
            Notes):                                                        $3.73

(2)         The amount of the Noteholders' Interest
            Carryover Shortfall allocable to the Class
            A-1 Notes (Per $1,000 of initial principal
            amount of Class A-1 Notes):                                    $0.00

(3)         The amount of the distribution allocable to
            interest on the Class A-2 Notes (Per $1,000
            of initial principal amount of Class A-2
            Notes):                                                        $5.81

(4)         The amount of the Noteholders' Interest
            Carryover Shortfall allocable to the Class
            A-2 Notes (Per $1,000 of initial principal
            amount of Class A-2 Notes):                                    $0.00

(5)         The amount of the distribution allocable to
            principal of the Class A-1 Notes (Per
            $1,000 of initial principal amount of Class
            A-1 Notes):                                                   $69.15

(6)         The amount of the Noteholders' Principal
            Carryover Shortfall allocable to the Class
            A-1 Notes (Per $1,000 of initial principal
            amount of Class A-1 Notes):                                    $0.00

(7)         The amount of the distribution allocable to
            principal of the Class A-2 Notes (Per
            $1,000 of initial principal amount of Class
            A-2 Notes):                                                    $0.00

(8)         The amount of the Noteholders' Principal
            Carryover Shortfall allocable to the Class
            A-2 Notes (Per $1,000 of initial principal
            amount of Class A-2 Notes):                                    $0.00

(9)         The amount of the distribution allocable to
            interest on the Certificates (Per $1,000 of
            initial principal amount of Certificates):                     $0.00

(10)        The amount of the Certificateholders'
            Interest Carryover Shortfall (Per $1,000 of
            initial principal amount of Certificates):                    $26.14

(11)        The amount of the distribution allocable to
            principal of the Certificates (Per $1,000
            of initial principal amount of Certificates):                  $0.00

(12)        The amount of the Certificateholders'
            Principal Carryover Shortfall (Per $1,000
            of initial principal amount of Certificates):                $138.35

(13)        The amount, if any, of the distribution
            payable pursuant to a claim under the
            Policy (Per $1,000 of initial principal
            amount of Notes & Certificates):                               $0.00

(14)        The aggregate outstanding principal balance
            of Class A-1 Notes after giving effect to
            all payments reported under (3) above on
            such date:                                            $37,520,646.91

(15)        The aggregate outstanding principal balance
            of Class A-2 Notes after giving effect to
            all payments reported under (4) above on
            such date:                                            $29,925,000.00

(16)        The aggregate outstanding principal balance
            of Certificates after giving effect to all
            payments reported under (6) above on such
            date:                                                 $14,500,000.00

(17)        The Note Pool Factor for the Class A-1
            Notes after giving effect to all payments
            reported under (3) above on such date:                     0.6751353

(18)        The Note Pool Factor for the Class A-2
            Notes after giving effect to all payments
            reported under (4) above on such date:                     1.0000000

(19)        The Certificates Pool Factor for the
            Certificates after giving effect to all
            payments reported under (6) above on such date:            1.0000000

(20)        The Pool Balance as of the close of
            business on the last day of the related
            Collection Period:                                    $79,939,607.67

(21)        The Pool Factor as of the close of business
            on the last day of the related Collection
            Period:                                                    0.7994044

(22)        The amount of the Servicing Fee and the
            amount of any fees paid to the Owner
            Trustee

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 08/15/97
Collection Period ending 07/31/97


            or the Indenture Trustee from monies on deposit
            in the Collection Account:                               $221,283.33

(23)        The amount of the Servicing Fee paid and/or
            due but unpaid (Per $1,000 of initial Pool
            Balance):                                                      $2.21

(24)        The amount of any deposit to the Spread
            Account:                                               $1,211,683.42

(25)        The amount and application of any funds
            withdrawn from the Spread Account:                             $0.00

(26)        The amount on deposit in the Spread account
            (Cash & Receivables) after giving effect to
            all distributions to and withdrawals from
            the Spread Account on such date:                       $6,902,410.89

(27)        The amount of aggregate Realized Losses, if
            any, for the related Collection Period:                  $777,981.05

(28)        The amount of Cram Down Losses, if any, for
            the related Collection Period:                                 $0.00

(29)        The aggregate principal balance of all
            Receivables that became Liquidated
            Receivables during the related Collection
            Period:                                                  $777,981.05

(30)        The aggregate principal balance of all
            Receivables that became Purchased
            Receivables during the related Collection
            Period:                                                  $270,913.52

(31)        The aggregate Purchase Amounts for
            Receivables, if any, that were purchased
            during or with respect to such Collection
            Period:                                                  $270,913.52

(32)        The aggregate principal balance of
            Receivables that are 31 to 59 days
            delinquent:                                            $6,657,392.40

(33)        The aggregate principal balance of
            Receivables that are 60 to 89 days
            delinquent:                                            $1,540,510.35

(34)        The aggregate principal balance of
            Receivables that are 90 days or more
            delinquent:                                                    $0.00

(35)        The Class A-1 Notes Interest Carryover
            Shortfall Balance, if any, after giving
            effect to payments on such Distribution Date:                  $0.00

(36)        Change in the Class A-1 Notes Interest
            Carryover Shortfall Balance, if any, after
            giving effect to payment on such Distribution Date:            $0.00

(37)        The Class A-1 Notes Principal Carryover
            Shortfall Balance, if any, after giving
            effect to payments on such Distribution Date:                  $0.00

(38)        Change in the Class A-1 Notes Principal
            Carryover Shortfall Balance, if any, after
            giving effect to payment on such Distribution Date:            $0.00

(39)        The Class A-2 Notes Interest Carryover
            Shortfall Balance, if any, after giving
            effect to payments on such Distribution Date:                  $0.00

(40)        Change in the Class A-2 Notes Interest
            Carryover Shortfall Balance, if any, after
            giving effect to payment on such Distribution Date:            $0.00

(41)        The Class A-2 Notes Principal Carryover
            Shortfall Balance, if any, after giving
            effect to payments on such Distribution Date:                  $0.00

(42)        Change in the Class A-2 Notes Principal
            Carryover Shortfall Balance, if any, after
            giving effect to payment on such Distribution Date:            $0.00

(43)        The Certificates Interest Carryover
            Shortfall Balance, if any, after giving
            effect to payments on such Distribution Date:            $379,039.21

(44)        Change in the Certificates Interest
            Carryover Shortfall Balance, if any, after
            giving effect to payment on such Distribution Date:     ($85,984.63)

(45)        The Certificates Principal Carryover
            Shortfall Balance, if any, after giving
            effect to payments on such Distribution Date:          $2,006,039.24

(46)        Change in the Certificates Principal
            Carryover Shortfall Balance, if any, after
            giving effect to payment on such Distribution Date:    ($427,006.29)


                                       2